SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________


  Date of Report (Date of earliest event reported) June 2, 2000

                 BIOCONTROL TECHNOLOGY, INC.
   (Exact name of registrant as specified in its charter)


Pennsylvania                      0-10822                  25-1229323
(State of other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                    Identification No.)


             2275 Swallow Hill Road, Bldg. 2500
               Pittsburgh, Pennsylvania 15220
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811


      Former address: 300 Indian Springs Road; Indiana,
                     Pennsylvania 15701
____________________________________________________________
                            _____
               (Former name or former address,
               if changes since last report.)












Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that it plans to change its name to BICO and will form a new division that will focus on the Corporation's biomedical projects. The new division, which will retain the name Biocontrol
          Technology, will be headed by David L. Purdy and will be headquartered in Indiana, Pennsylvania.

Item 6.   Resignation of Registrant's Directors.

          David L. Purdy resigned as Chairman and a director of the Corporation in order to head its new division. (Resignation letter attached as an exhibit)

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits
               i.Press Release
               ii. David L. Purdy resignation letter


                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  June 2, 2000






                                              BICO
                                  BIOCONTROL TECHNOLOGY, INC
                       2275 Swallow Hill Road, Building 2500
                                       Pittsburgh, PA  15220
Press Release

Investors                                  Media
Diane McQuaide                             Susan Taylor
1.412.429.0673  phone                      1.412.429.0673 phone
1.412.279.9690  fax                        1.412.279.5041 fax



        BIOCONTROL TECHNOLOGY TO CHANGE NAME TO BICO;
             DAVID L. PURDY TO HEAD NEW DIVISION

     Pittsburgh, PA - June 2, 2000 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that the Company plans to change its name to BICO, and will create a new division that will retain the name Biocontrol Technology. The new division, which will be headquartered at its Indiana, PA location, will concentrate on the Company's biomedical projects, including the research, development and manufacturing of the Company's biomedical products.
     The Company's Chairman, David L. Purdy, will resign his position as a director and Chairman of the Board in order to become the President and CEO of the new division so he can focus his full-time efforts and energy on the continued development and refinement of the Diasensor, the Company's noninvasive glucose sensor. He will also remain the Chairman of the Board of Diasensor.com, Inc.
      Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, ViaCirQ, Inc. and Petrol Rem, Inc. All are located in Pittsburgh, PA.



WEB SITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:       1-800-357-6204
This press release contains statements of a forward-looking
nature.  Shareholders and potential investors are cautioned
  that such statements are predictions and actual events or
               results may vary significantly.
                             ###



                      1482 Ambrose Road
                   Marion Center, PA 15759
                        724-397-2779

                        June 1, 2000







To the Board of Directors of Biocontrol Technology, Inc.

Gentlemen:

Please accept my resignation as a member and Chairman of the Board of Directors of Biocontrol Technology, Inc.

I am resigning in order to focus my efforts and energy on our new division, Biocontrol Technology, and on our biomedical products.

                              Sincerely,

                              /s/ David L. Purdy

                              David L. Purdy